TEMPLETON GREATER
EUROPEAN FUND

YOUR FUND'S OBJECTIVE:

The Templeton Greater European Fund seeks to achieve long-term capital appreciation by investing primarily in equity securities of companies in Greater Europe (Western, Central and Eastern Europe and Russia).

March 31, 1997

Dear Shareholder:

We are pleased to bring you the second annual report of the Templeton Greater European Fund for the 12 months ended March 31, 1997.

Despite lackluster economic growth in Europe during the reporting period, many companies generated strong profits as a result of privatization, restructuring, reducing costs, and implementing programs designed to enhance shareholder value. Consequently, most European stock markets performed well. For example, the United Kingdom's market rose 30.5%, Sweden's gained 33.2%, and Spain's appreciated 26.2% during the fiscal year.* In Eastern Europe, the Polish stock market strengthened, and Russian share prices experienced exceptional gains, as the Russian equity market reached all-time highs.


*Source: Bloomberg. Price appreciation is measured in U.S. dollars and includes reinvested dividends.

TEMPLETON GREATER EUROPEAN FUND

Geographic Distribution on 3/31/97
Based on Total Net Assets


[PIE CHART]

United Kingdom                                19.1%
France                                        12.2%
Spain                                          8.5%
Sweden                                         8.1%
Finland                                        6.1%
Germany                                        5.2%
Hungary                                        4.6%
Poland                                         3.0%
Other Countries                               14.4%
Fixed-Income Securities                        0.4%
Short-Term Obligations & Other Net Assets     18.4%


Within this environment, the Fund's Class I shares delivered a one-year cumulative total return of 21.70%, as shown in the Performance Summary on page
7. This performance was due, in large part, to significant weightings in the United Kingdom, Sweden, and Spain. It was also helped by the Fund's high exposure to the banking sector, which strengthened largely because of relatively stable interest rates, cost reduction programs, and a decline in bad loans.

Purchasing stocks we considered to be bargains, we reduced our cash position from 30.8% of total net assets on March 31, 1996, to 18.4% on March 31, 1997. We bought shares of AXA-UAP SA, a large French insurance company whose subsidiaries include Alliance Capital, Equitable Capital, National Mutual, and National Mutual Asia. Despite the difficulties experienced by other French financial firms during the period, AXA-UAP has become a global leader in its industry. We also initiated a position in Telefonica de Espana SA, which benefited from its domestic telecommunications business and continued expansion in Latin American markets. In our opinion, this company has growth potential because it is expected to become part of British Telecommunications' "Concert" venture, which could become the world's preeminent global telecommunications system.

Finding valuations we considered attractive in the banking sector, we purchased shares of Merita Ltd., one of the largest banks in Finland. We also established a position in Bank Slaski SA W Katowicach because we believed that Poland's economic restructuring would benefit its financial sector. As a result, our exposure to the banking industry increased, from 7.7% of total net assets on March 31, 1996, to 11.4% at the end of the reporting period.

During the fiscal year, we realized gains by reducing our position in Peugeot SA, a French automobile manufacturer. In our opinion, increased competition from U.S. and Japanese companies could hinder this firm in the future. We also sold some of our shares of Amer Group Ltd. at a profit, after its share price rose.


                         TEMPLETON GREATER EUROPEAN FUND
                          Top 10 Industries on 3/31/97
                            Based on Total Net Assets

                                                   % OF TOTAL
     INDUSTRY                                      NET ASSETS
     --------------------------------------------------------

     Banking                                           11.4%

     Utilities-Electric & Gas                           8.2%

     Telecommunications                                 7.5%

     Automobiles                                        6.5%

     Energy Sources                                     6.5%

     Metals & Mining                                    4.7%

     Electrical & Electronics                           4.5%

     Forest Products & Paper                            4.3%

     Building Materials & Components                    3.5%

     Insurance                                          3.2%


Looking forward, we believe that Europe will continue to be a fertile ground for unearthing under-valued companies. Many European financial groups have adopted international accounting standards, and some Finnish and German corporations are fighting to overturn laws which make it illegal to buy back shares. Many European countries are trying to meet requirements for

                         TEMPLETON GREATER EUROPEAN FUND
                           Top 10 Holdings on 3/31/97
                            Based on Total Net Assets

                                                   % OF TOTAL
     INDUSTRY                                      NET ASSETS
     --------------------------------------------------------

     Philips Electronics NV
     Electronics, Netherlands                        2.4%

     MOL Magyar Olay-Es Gazipari RT,
     GDS, 144A
     Energy Sources, Hungary                         2.1%

     Nokia AB, A
     Telecommunications, Finland                     1.8%

     Merita Ltd., A
     Banking, Finland                                1.8%

     Tiszai Vegyi Kombinat RT, GDR, 144A
     Chemicals, Hungary                              1.8%

     Bank Slaski SA W Katowicach
     Banking, Poland                                 1.7%

     BICC
     Electronic Components &
     Instruments, United Kingdom                     1.7%

     Bank of Ireland
     Banking, Ireland                                1.6%

     Volkswagen AG
     Automobiles, Germany                            1.5%

     Repsol SA
     Energy Sources, Spain                           1.5%

FOR A COMPLETE LIST OF PORTFOLIO HOLDINGS, PLEASE SEE PAGE 15 OF THIS REPORT.



membership in the European Monetary Union by striving to reduce budget deficits to no more than 3% of gross domestic product by 1999. This appears to have accelerated the privatization process, and resulted in a spate of telecommunication companies, electricity providers, and other state assets being put up for sale throughout Europe. In our opinion, global investors may benefit should government interference continue to decrease and domestic participation in equity markets increase.

This discussion reflects the strategies we employed for the Fund during the 12 months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

It is important to remember that investing in markets concentrated in a single region outside the U.S. involves special considerations not associated with more broadly diversified investments, such as market and currency volatility and adverse economic, social and political developments in the region and countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to risks associated with the relatively small size and lesser liquidity of these markets. For example, Russia's system of share registration and custody creates certain risks of loss not normally associated with other markets. These risks and other considerations are discussed in the Fund's prospectus.

We thank you for your participation in the Templeton Greater European Fund, and will continue to implement our rigorous investment techniques as we search for stocks we consider bargains in Greater Europe. We welcome any comments or suggestions you may have.


                                             Sincerely,

                                             /s/ Mark Holowesko

                                             Mark Holowesko, CFA
                                             President
                                             Templeton Global Investment Trust
                                             Portfolio Manager
                                             Templeton Greater European Fund


                                             /s/ Jefferey A. Everett

                                             Jeffrey A. Everett, CFA
                                             Portfolio Manager
                                             Templeton Greater European Fund



                                             /s/ Richard Farrington

                                             Richard Sean Farrington, CFA
                                             Portfolio Manager
                                             Templeton Greater European Fund


-------------------------------------------------------------------------------

   CELEBRATING 50 YEARS

   This year marks 50 years of business for Franklin Templeton. Over these years, we have experienced profound changes in technology, regulations and customer expectations within the mutual fund industry. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest in companies and governments around the globe.

   In addition, we want to stress that all securities markets move both up and down. Mixed in with the good years can be some bad years. Accordingly, mutual fund share prices also move up and down. Every investor should expect such fluctuations, which can be wide. When markets are going down, as well as up, we encourage investors to maintain a long-term perspective. We thank you for your past support and look forward to serving your investment needs in the years ahead.

-------------------------------------------------------------------------------

PERFORMANCE SUMMARY
CLASS I


The Templeton Greater European Fund Class I shares provided a cumulative total return of 21.70% for the one-year period ended March 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the maximum 5.75% initial sales charge. We always maintain a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner.

The price of the Fund's shares, as measured by net asset value, increased $1.96, from $10.39 on March 31, 1996, to $12.35 on March 31, 1997. During this time, Class I shares paid distributions of 12.5 cents ($0.125) per share in dividend income and 14 cents ($0.14) per share in short-term capital gains. Of course, past performance is not predictive of future results. Distributions will vary depending on income earned by the Fund, and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.

The graph on the following page compares the performance of the Fund's Class I shares since inception with the unmanaged Morgan Stanley Capital International(R) (MSCI) Europe 14 Index, a market capitalization-weighted index consisting of large, medium and small capitalization companies from 14 European countries. Please remember that the Fund's performance differs from that of an index because an index is not managed according to any investment strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. Of course, one cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

TEMPLETON GREATER EUROPEAN FUND
CLASS I

Total Return Index Comparison
$10,000 Investment (5/8/95-3/31/97)

                         TEMPLETON GREATER
  DATE                 EUROPEAN FUND - CLASS I        MSCI EUROPE 14 INDEX              MSCI TR*
  ----                 -----------------------        --------------------              --------
5/8/95                 $ 9,425                        $10,000
5/31/95                $ 9,444                        $10,154                            1.54%
6/30/95                $ 9,416                        $10,254                            0.98%
7/31/95                $ 9,472                        $10,792                            5.25%
8/31/95                $ 9,491                        $10,378                           -3.83%
9/29/95                $ 9,312                        $10,696                            3.06%
10/31/95               $ 9,171                        $10,649                           -0.44%
11/30/95               $ 9,142                        $10,729                            0.75%
12/29/95               $ 9,284                        $11,072                            3.20%
1/31/96                $ 9,877                        $11,149                            0.69%
2/29/96                $10,028                        $11,356                            1.86%
3/29/96                $ 9,793                        $11,496                            1.23%
4/30/96                $ 9,906                        $11,583                            0.76%
5/31/96                $10,066                        $11,677                            0.81%
6/28/96                $10,170                        $11,810                            1.14%
7/31/96                $ 9,924                        $11,666                           -1.22%
8/30/96                $10,407                        $12,016                            3.00%
9/30/96                $10,445                        $12,273                            2.14%
10/31/96               $10,643                        $12,563                            2.36%
11/29/96               $10,908                        $13,203                            5.10%
12/31/96               $11,271                        $13,463                            1.97%
1/31/97                $11,725                        $13,504                            0.30%
2/28/97                $11,831                        $13,686                            1.35%
3/31/97                $11,918                        $14,132                            3.26%


* MSCI figures from Lisa Hall, Templeton Performance Dept.


Templeton Greater European Fund Class I (1)................. $11,918

MSCI Europe 14 Index (2).................................... $14,132


1. INCLUDES ALL SALES CHARGES AND REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIOD SHOWN, ASSUMING REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

2. INDEX IS UNMANAGED AND INCLUDES REINVESTED DIVIDENDS.

TEMPLETON GREATER EUROPEAN FUND
CLASS I
Periods ended March 31, 1997

                                                                             Since
                                                                           Inception
                                                         One-Year           (5/8/95)

Cumulative Total Return(1)                                 21.70%             26.45%

Average Annual Total Return(2)                             14.74%              9.69%

Value of $10,000 Investment(3)                            $11,474            $11,918


1. CUMULATIVE TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE INDICATED PERIODS AND DOES NOT INCLUDE THE INITIAL SALES CHARGE.

2. AVERAGE ANNUAL TOTAL RETURN REPRESENTS THE AVERAGE ANNUAL CHANGE IN VALUE OF AN INVESTMENT OVER THE INDICATED PERIODS AND INCLUDES THE MAXIMUM 5.75% INITIAL SALES CHARGE.

3. THESE FIGURES REPRESENT THE VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN THE FUND OVER THE INDICATED PERIODS AND INCLUDE THE MAXIMUM 5.75% INITIAL SALES CHARGE.

ALL CALCULATIONS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AT NET ASSET VALUE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCIES AND THE ECONOMIC, SOCIAL AND POLITICAL CLIMATES OF COUNTRIES WHERE INVESTMENTS ARE MADE. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THE RELATIVELY SMALL SIZE AND LESSER LIQUIDITY OF THESE MARKETS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

THE FUND'S INVESTMENT MANAGER AND FUND ADMINISTRATOR HAVE AGREED IN ADVANCE TO REDUCE A PORTION OF THEIR RESPECTIVE FEES AND, IN THE CASE OF THE FUND ADMINISTRATOR, TO MAKE CERTAIN PAYMENTS TO REDUCE EXPENSES, WHICH INCREASES TOTAL RETURN TO SHAREHOLDERS. IF THEY HAD NOT TAKEN THIS ACTION, THE TOTAL RETURNS FOR CLASS I SHARES WOULD HAVE BEEN LOWER. AFTER AUGUST 1, 1997, THE FEE REDUCTION AND EXPENSE REIMBURSEMENTS MAY BE DISCONTINUED AT ANY TIME UPON NOTICE TO THE FUND'S BOARD OF TRUSTEES.

PERFORMANCE SUMMARY
CLASS II




The Templeton Greater European Fund Class II shares provided a cumulative total return of 20.83% for the one-year period ended March 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include sales charges. We always maintain a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner.

The price of the Fund's shares, as measured by net asset value, increased $1.95, from $10.32 on March 31, 1996, to $12.27 on March 31, 1997. During this time, Class II shares paid distributions of 4.18 cents ($0.0418) per share in dividend income and 14 cents ($0.14) per share in short-term capital gains. Of course, past performance is not predictive of future results. Distributions will vary depending on income earned by the Fund, and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.

The graph on the following page compares the performance of the Fund's Class II shares since inception with the unmanaged Morgan Stanley Capital International(R) (MSCI) Europe 14 Index, a market capitalization-weighted index consisting of large, medium and small capitalization companies from 14 European countries. Please remember that the Fund's performance differs from that of an index because an index is not managed according to any investment strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. Of course, one cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

TEMPLETON GREATER EUROPEAN FUND
CLASS II

Total Return Index Comparison
$10,000 Investment (5/8/95-3/31/97)

               TEMPLETON GREATER
  DATE       EUROPEAN FUND - CLASS I    MSCI EUROPE 14 INDEX    MSCI TR*
  ----       -----------------------    --------------------    --------
5/8/95       $ 9,901                    $10,000
5/31/95      $ 9,911                    $10,154                  1.54%
6/30/95      $ 9,881                    $10,254                  0.98%
7/31/95      $ 9,941                    $10,792                  5.25%
8/31/95      $ 9,950                    $10,378                 -3.83%
9/29/95      $ 9,762                    $10,696                  3.06%
10/31/95     $ 9,604                    $10,649                 -0.44%
11/30/95     $ 9,574                    $10,729                  0.75%
12/29/95     $ 9,713                    $11,072                  3.20%
1/31/96      $10,317                    $11,149                  0.69%
2/29/96      $10,475                    $11,356                  1.86%
3/29/96      $10,218                    $11,496                  1.23%
4/30/96      $10,337                    $11,583                  0.76%
5/31/96      $10,500                    $11,677                  0.81%
6/28/96      $10,599                    $11,810                  1.14%
7/31/96      $10,322                    $11,666                 -1.22%
8/30/96      $10,817                    $12,016                  3.00%
9/30/96      $10,847                    $12,273                  2.14%
10/31/96     $11,055                    $12,563                  2.36%
11/29/96     $11,322                    $13,203                  5.10%
12/31/96     $11,692                    $13,463                  1.97%
1/31/97      $12,155                    $13,504                  0.30%
2/28/97      $12,256                    $13,686                  1.35%
3/31/97      $12,346                    $14,132                  3.26%

* MSCI figures from Lisa Hall, Templeton Performance Dept.


Templeton Greater European Fund Class II(1)...... $12,346

MSCI Europe 14 Index(2).......................... $14,132


1. INCLUDES ALL SALES CHARGES AND REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIOD SHOWN, ASSUMING REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

2. INDEX IS UNMANAGED AND INCLUDES REINVESTED DIVIDENDS.

TEMPLETON GREATER EUROPEAN FUND
CLASS II
Periods ended March 31, 1997

                                                                             Since
                                                                           Inception
                                                         One-Year           (5/8/95)

Cumulative Total Return(1)                                 20.83%             24.70%

Average Annual Total Return(2)                             18.68%             11.75%

Value of $10,000 Investment(3)                            $11,868            $12,346

1. CUMULATIVE TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE INDICATED PERIODS AND DOES NOT INCLUDE SALES CHARGES.

2. AVERAGE ANNUAL TOTAL RETURN REPRESENTS THE AVERAGE ANNUAL CHANGE IN VALUE OF AN INVESTMENT OVER THE INDICATED PERIODS. IT INCLUDES THE DEDUCTION OF THE 1.0% INITIAL SALES CHARGE AND THE 1.0% CONTINGENT DEFERRED SALES CHARGE APPLICABLE TO SHARES REDEEMED WITHIN THE FIRST 18 MONTHS OF INVESTMENT.

3. THESE FIGURES REPRESENT THE VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN THE FUND OVER THE INDICATED PERIODS AND INCLUDE ALL SALES CHARGES.

ALL CALCULATIONS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AT NET ASSET VALUE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCIES AND THE ECONOMIC, SOCIAL AND POLITICAL CLIMATES OF COUNTRIES WHERE INVESTMENTS ARE MADE. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THE RELATIVELY SMALL SIZE AND LESSER LIQUIDITY OF THESE MARKETS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

THE FUND'S INVESTMENT MANAGER AND FUND ADMINISTRATOR HAVE AGREED IN ADVANCE TO REDUCE A PORTION OF THEIR RESPECTIVE FEES AND, IN THE CASE OF THE FUND ADMINISTRATOR, TO MAKE CERTAIN PAYMENTS TO REDUCE EXPENSES, WHICH INCREASES TOTAL RETURN TO SHAREHOLDERS. IF THEY HAD NOT TAKEN THIS ACTION, THE TOTAL RETURNS FOR CLASS II SHARES WOULD HAVE BEEN LOWER. AFTER AUGUST 1, 1997, THE FEE REDUCTION AND EXPENSE REIMBURSEMENTS MAY BE DISCONTINUED AT ANY TIME UPON NOTICE TO THE FUND'S BOARD OF TRUSTEES.

PERFORMANCE SUMMARY
ADVISOR CLASS


The Templeton Greater European Fund Advisor Class shares produced an aggregate total return of 6.92% from inception on January 1, 1997 through March 31, 1997. The price of the Fund's shares, as measured by net asset value, increased 80 cents ($0.80), from $11.56 on January 2, 1997 (day of commencement of sales), to $12.36 on March 31, 1997. Of course, past performance is not predictive of future results.




TEMPLETON GREATER EUROPEAN FUND
ADVISOR CLASS
Period ended March 31, 1997

                                                                          Since
                                                                        Inception
                                                                        (1/1/97)

Aggregate Total Return*                                                   6.92%

*AGGREGATE TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE INDICATED PERIOD. SINCE ADVISOR CLASS SHARES HAVE BEEN IN EXISTENCE FOR LESS THAN ONE YEAR, AVERAGE ANNUAL TOTAL RETURNS ARE NOT PROVIDED.

NOTE: INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCIES, AND THE ECONOMIC, SOCIAL AND POLITICAL CLIMATES OF COUNTRIES WHERE INVESTMENTS ARE MADE. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THE RELATIVELY SMALL SIZE AND LESSER LIQUIDITY OF THESE MARKETS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

THE FUND'S INVESTMENT MANAGER AND FUND ADMINISTRATOR HAVE AGREED IN ADVANCE TO REDUCE A PORTION OF THEIR RESPECTIVE FEES AND, IN THE CASE OF THE FUND ADMINISTRATOR, TO MAKE CERTAIN PAYMENTS TO REDUCE EXPENSES, WHICH INCREASES TOTAL RETURN TO SHAREHOLDERS. IF THEY HAD NOT TAKEN THIS ACTION, THE TOTAL RETURNS FOR ADVISOR CLASS SHARES WOULD HAVE BEEN LOWER. AFTER AUGUST 1, 1997, THE FEE REDUCTION AND EXPENSE REIMBURSEMENTS MAY BE DISCONTINUED AT ANY TIME UPON NOTICE TO THE FUND'S BOARD OF TRUSTEES.

Many investors have asked us about the activities of Sir John Templeton, since his retirement from the funds. We asked Professor Robert Herrmann to update us on Sir John's current activities and his comments follow.


THE NEW CAREER OF
SIR JOHN TEMPLETON

[PHOTO OF SIR JOHN TEMPLETON]

BY PROFESSOR
ROBERT HERRMANN

In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently, he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in Templeton funds, managed by many of the investment professionals he selected and trained. For sentimental reasons, he allows his name to be associated with the funds, although he knows no more about their management and holdings than any other investor.

Sir John Templeton established the Templeton Foundation in 1987, to foster the acquisition of spiritual information through scientific research. Working with scientists, theologians and others, he strives toward a new science that uses empirical and statistical scientific methods to discover and test spiritual knowledge. A crucial ingredient in his research is what Sir John calls "humility theology," an attitude of humility toward the Creator, combined with receptiveness to the theological significance of current scientific discoveries.

Universal spiritual laws, or "laws of life," are among the areas of investigation. In his recent book, Worldwide Laws of Life, Sir John compiles 200 laws and proverbs from nearly all religions, and deeply embedded in human history. For example, the Golden Rule taught by Jesus in the Sermon on the Mount, states "Do unto others as you would have others do unto you," and is affirmed by all major religions as an acceptable, universal law of life. Other books which Sir John has authored or co-authored during the past few years include: The Humble Approach, Is God the Only Reality, Evidence of Purpose, Who's Who in Theology and Science and The God Who Would Be Known.

With an annual budget of more than $30 million, the Templeton Foundation sponsors 60 programs focusing on spiritual progress and the benefits of freedom.

Sir John's first sizable investment in the programs was the Templeton Prize for Progress in Religion. A panel of nine judges gives the annual award which now exceeds $1.2 million to individuals who have shown extraordinary originality in furthering the world's understanding of God or spirituality.

Recipients of the prize include Professor Paul Davies, author of The Mind of God; the Right Honorable Lord Jacobovits, former Chief Rabbi of Great Britain and The Commonwealth; the Reverend Dr. Billy Graham, world-renowned preacher and presidential inauguration speaker; Mr. Nikkyo Nimano, founder of the World Conference on Religion and Peace; and Sir Sarepalli Radhakrishnan, former President of India, and Oxford professor of Eastern Religions and Ethics.

To encourage young people's and their parents' appreciation of spiritual laws of life, Sir John established an essay contest for teenagers in his home county of Franklin, Tennessee. Students submit essays about the spiritual life principles they plan to follow, and prizes are offered semiannually. In 1996, more than 800 youth participated. Twenty-six similar programs have been launched in various locations, with the support of generous local donors.

The Foundation also sponsors a worldwide program that awards college-level faculty who teach courses integrating science and religion. During the program's first two years, more than 200 courses were created. The Foundation maintains an extensive program of research and education on the health benefits of spirituality, including prizes for medical schools providing courses on spirituality in medicine. Lastly, the Foundation publishes a newsletter with over 2,000 subscribers. Free subscriptions are available to Templeton shareholders by writing to the Foundation.

To contact Sir John Templeton or receive the free newsletter subscription, please write to:

The John Templeton Foundation
2 Radnor Corporate Center #320
100 Matsonford Road
Radnor, PA 19087

TEMPLETON GREATER EUROPEAN FUND
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE -- CLASS I
(For a share outstanding throughout the period)

                                                                                                         MAY 8, 1995
                                                                                                        (COMMENCEMENT
                                                                                      YEAR ENDED      OF OPERATIONS) TO
                                                                                    MARCH 31, 1997     MARCH 31, 1996
                                                                                    --------------    ----------------
Net asset value, beginning of period                                                   $  10.39            $ 10.00
                                                                                        -------            -------
Income from investment operations:
   Net investment income                                                                    .14                .08
   Net realized and unrealized gain                                                        2.09                .31
                                                                                        -------            -------
Total from investment operations                                                           2.23                .39
                                                                                        -------            -------
Distributions:
   Dividends from net investment income                                                    (.13)                --
   Distributions from net realized gains                                                   (.14)                --
                                                                                        -------            -------
Total distributions                                                                        (.27)                --
                                                                                        -------            -------
Change in net asset value                                                                  1.96                .39
                                                                                        -------            -------
Net asset value, end of period                                                         $  12.35            $ 10.39
                                                                                        =======            =======
TOTAL RETURN*                                                                            21.70%              3.90%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                                        $  9,268            $ 4,308
Ratio of expenses to average net assets                                                   2.63%              3.56%**
Ratio of expenses, net of reimbursement, to average net assets                            1.85%              1.85%**
Ratio of net investment income to average net assets                                      1.72%              1.39%**
Portfolio turnover rate                                                                  30.58%              9.86%
Average commission rate paid (per share)                                               $  .0264            $ .0205


   * TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS. NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
  ** ANNUALIZED.

TEMPLETON GREATER EUROPEAN FUND
Financial Highlights (cont.)

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE -- CLASS II
(For a share outstanding throughout the period)

                                                                                                         MAY 8, 1995
                                                                                                        (COMMENCEMENT
                                                                                      YEAR ENDED      OF OPERATIONS) TO
                                                                                    MARCH 31, 1997     MARCH 31, 1996
                                                                                    --------------    ----------------
Net asset value, beginning of period                                                   $  10.32            $ 10.00
                                                                                        -------            -------
Income from investment operations:
   Net investment income                                                                    .11                .07
   Net realized and unrealized gain                                                        2.02                .25
                                                                                        -------            -------
Total from investment operations                                                           2.13                .32
                                                                                        -------            -------
Distributions:
   Dividends from net investment income                                                    (.04)                --
   Distributions from net realized gains                                                   (.14)                --
                                                                                        -------            -------
Total distributions                                                                        (.18)                --
                                                                                        -------            -------
Change in net asset value                                                                  1.95                .32
                                                                                        -------            -------
Net asset value, end of period                                                         $  12.27            $ 10.32
                                                                                        =======            =======
TOTAL RETURN*                                                                            20.83%              3.20%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                                        $  2,424            $ 1,431
Ratio of expenses to average net assets                                                   3.29%              4.21%**
Ratio of expenses, net of reimbursement, to average net assets                            2.50%              2.50%**
Ratio of net investment income to average net assets                                      1.45%              1.06%**
Portfolio turnover rate                                                                  30.58%              9.86%
Average commission rate paid (per share)                                               $  .0264            $ .0205

   * TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS OR THE CONTINGENT DEFERRED SALES CHARGE. NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
  ** ANNUALIZED.

TEMPLETON GREATER EUROPEAN FUND
Financial Highlights (cont.)

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE -- ADVISOR CLASS
(For a share outstanding throughout the period)

                                                                                                      FOR THE PERIOD
                                                                                                     JANUARY 2, 1997+
                                                                                                         THROUGH
                                                                                                      MARCH 31, 1997
                                                                                                     ----------------
Net asset value, beginning of period                                                                     $  11.56
                                                                                                          -------
Income from investment operations:
   Net investment income                                                                                      .07
   Net realized and unrealized gain                                                                           .73
                                                                                                          -------
Total from investment operations                                                                              .80
                                                                                                          -------
Change in net asset value                                                                                     .80
                                                                                                          -------
Net asset value, end of period                                                                           $  12.36
                                                                                                          =======
TOTAL RETURN*                                                                                               6.92%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                                                          $     36
Ratio of expenses to average net assets                                                                     1.90%**
Ratio of expenses, net of reimbursement, to average net assets                                              1.50%**
Ratio of net investment income to average net assets                                                        2.56%
Portfolio turnover rate                                                                                    30.58%
Average commission rate paid (per share)                                                                 $  .0264

   * NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
  ** ANNUALIZED.
   + COMMENCEMENT OF SALES.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GREATER EUROPEAN FUND
Investment Portfolio, March 31, 1997

--------------------------------------------------------------------------------

INDUSTRY                    ISSUE                                                   COUNTRY        SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: 79.1%
------------------------------------------------------------------------------------------------------------------------
AUTOMOBILES: 6.5%
                           *Debica SA, A                                              Pol.          5,800    $   153,749
                            Peugeot SA                                                 Fr.          1,000        114,169
                            Regie Nationale des Usines Renault SA                      Fr.          6,681        169,212
                            Volkswagen AG                                             Ger.            322        177,740
                            Volvo AB, B                                               Swe.          5,342        143,192
                                                                                                             -----------
                                                                                                                 758,062
------------------------------------------------------------------------------------------------------------------------
BANKING: 11.4%
                            Argentaria Corporacion Bancaria de Espana SA               Sp.          3,500        152,610
                            Bank of Ireland                                           Irl.         18,900        188,876
                            Bank Slaski SA W Katowicach                               Pol.          2,160        203,740
                            Banque Nationale de Paris                                  Fr.          3,600        160,363
                            Deutsche Bank AG                                          Ger.          2,089        118,444
                            Merita Ltd., A                                            Fin.         59,800        208,396
                            National Westminster Bank PLC                             U.K.          9,600        108,413
                            Unidanmark AS, A                                          Den.          2,225        119,445
                            Union Bank of Norway, Primary Capital Certificate         Nor.          2,500         71,704
                                                                                                             -----------
                                                                                                               1,331,991
------------------------------------------------------------------------------------------------------------------------
BROADCASTING &
PUBLISHING: 0.4%
                            Wace Group PLC                                            U.K.         30,000         43,675
------------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS &
COMPONENTS: 3.5%
                            Anglian Group PLC                                         U.K.         26,400        105,748
                            Cristaleria Espanola SA                                    Sp.          1,830        150,260
                           *Hepworth PLC                                              U.K.         38,500        160,232
                                                                                                             -----------
                                                                                                                 416,240
------------------------------------------------------------------------------------------------------------------------
BUSINESS & PUBLIC
SERVICES: 1.1%
                            Lex Service PLC                                           U.K.         22,600        125,101
------------------------------------------------------------------------------------------------------------------------
CHEMICALS: 2.6%
                            Courtaulds PLC                                            U.K.         17,000        100,954
                           *Tiszai Vegyi Kombinat RT, GDR, 144A                       Hun.         16,840        208,395
                                                                                                             -----------
                                                                                                                 309,349
------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION &
HOUSING: 1.4%
                            Dragados y Construcciones SA                               Sp.          7,800        123,674
                            European Techniki                                          Gr.         14,200         44,623
                                                                                                             -----------
                                                                                                                 168,297
------------------------------------------------------------------------------------------------------------------------

TEMPLETON GREATER EUROPEAN FUND
Investment Portfolio, March 31, 1997 (cont.)

--------------------------------------------------------------------------------

INDUSTRY                    ISSUE                                                   COUNTRY       SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
------------------------------------------------------------------------------------------------------------------------
ELECTRICAL &
ELECTRONICS: 4.5%
                            ABB AB, B                                                 Swe.         1,190     $   134,855
                            Alcatel Alsthom SA                                         Fr.           960         115,928
                            Philips Electronics NV                                   Neth.         6,000         279,933
                                                                                                             -----------
                                                                                                                 530,716
------------------------------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS &
INSTRUMENTS: 1.6%
                            BICC                                                      U.K.        43,710         193,779
------------------------------------------------------------------------------------------------------------------------
ENERGY SOURCES: 6.5%
                            Gazprom, ADR, Reg S                                      Russ.         2,302          38,501
                            MOL Magyar Olay-Es Gazipari RT, GDS 144A                  Hun.        14,547         250,208
                            Repsol SA                                                  Sp.         4,200         175,403
                            Societe Elf Aquitane SA                                    Fr.         1,520         156,210
                            Total SA, B                                                Fr.         1,680         145,693
                                                                                                             -----------
                                                                                                                 766,015
------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES: 1.2%
                            AXA-UAP SA                                                 Fr.         1,600         106,097
                            Banca Fideuram Spa                                        Itl.        14,000          36,309
                                                                                                             -----------
                                                                                                                 142,406
------------------------------------------------------------------------------------------------------------------------
FOOD & HOUSEHOLD
PRODUCTS: 1.5%
                            Northern Foods PLC                                        U.K.        25,000          85,540
                            Pick Szeged RT                                            Hun.         1,300          85,598
                                                                                                             -----------
                                                                                                                 171,138
------------------------------------------------------------------------------------------------------------------------
FOREST PRODUCTS &
PAPER: 4.3%
                            Assidomaen AB                                             Swe.         5,200         138,005
                           *Enso OY, R                                                Fin.        12,200         105,183
                            Mo Och Domsjoe AB, B                                      Swe.         2,931          91,011
                           *UPM-Kymmene Corp.                                         Fin.         7,500         165,431
                                                                                                             -----------
                                                                                                                 499,630
------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL COMPONENTS: 2.3%
                            Sandvik AB, A                                             Swe.         5,400         143,671
                            Sandvik AB, B                                             Swe.         1,000          26,539
                            SKF AB, B                                                 Swe.         4,000         105,096
                                                                                                             -----------
                                                                                                                 275,306
------------------------------------------------------------------------------------------------------------------------

TEMPLETON GREATER EUROPEAN FUND
Investment Portfolio, March 31, 1997 (cont.)

--------------------------------------------------------------------------------

INDUSTRY                    ISSUE                                                   COUNTRY       SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
------------------------------------------------------------------------------------------------------------------------
INSURANCE: 3.2%
                            Skandia Foersaekrings AB, free                            Swe.         5,350     $   168,608
                           *Ste Centrale Du Groupe Des Asurances Nationales            Fr.         2,990          85,740
                            Zuerich Versicherung, new                                Swtz.           400         126,052
                                                                                                             -----------
                                                                                                                 380,400
------------------------------------------------------------------------------------------------------------------------
MERCHANDISING: 2.3%
                            Macintosh NV                                             Neth.           240           5,119
                            Somerfield PLC                                            U.K.        35,000         102,484
                            W.H. Smith Group                                          U.K.        22,000         162,675
                                                                                                             -----------
                                                                                                                 270,278
------------------------------------------------------------------------------------------------------------------------
METALS & MINING: 4.7%
                            Boehler Uddeholm AG                                      Aust.           988          68,337
                            British Steel PLC                                         U.K.        55,000         147,249
                            Eramet SA                                                  Fr.         1,980         100,508
                            Pechiney SA, A                                             Fr.         1,879          76,472
                            Vallourec                                                  Fr.         2,500         154,065
                                                                                                             -----------
                                                                                                                 546,631
------------------------------------------------------------------------------------------------------------------------
MULTI-INDUSTRY: 2.0%
                           *Amer Group Ltd., A                                        Fin.         1,507          31,267
                            BTR PLC                                                   U.K.        27,500         120,558
                            Compagnie Generale D' Industrie Et de Participati          Fr.           150          46,220
                            Harrisons & Crosfield PLC                                 U.K.        15,800          33,399
                                                                                                             -----------
                                                                                                                 231,444
------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS: 7.5%
                            British Telecommunications PLC                            U.K.        22,430         164,378
                            Nokia AB, A                                               Fin.         3,460         209,790
                           *SPT Telecom AS                                            Csk.         1,010         120,197
                            Tele Danmark AS, B                                        Den.         2,050         107,791
                            Telecom Italia Spa, di Risp                               Itl.        77,000         164,276
                            Telefonica de Espana SA                                    Sp.         4,800         116,029
                                                                                                             -----------
                                                                                                                 882,461
------------------------------------------------------------------------------------------------------------------------
TEXTILES & APPAREL: 0.7%
                            Dawson International PLC                                  U.K.        72,800          80,237
------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION: 1.1%
                            Transport Development Group PLC                           U.K.        40,000         126,995
------------------------------------------------------------------------------------------------------------------------

TEMPLETON GREATER EUROPEAN FUND
Investment Portfolio, March 31, 1997 (cont.)

--------------------------------------------------------------------------------

INDUSTRY                    ISSUE                                                   COUNTRY     SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
------------------------------------------------------------------------------------------------------------------------
UTILITIES-ELECTRICAL &
GAS: 8.2%
                            BG PLC                                                    U.K.        40,000     $   106,925
                           *Centrica PLC                                              U.K.        30,000          31,337
                            Empresa Nacional Hidroelectrica del Ribagorzana SA, B      Sp.         5,500         131,003
                            Iberdrola SA                                               Sp.        13,200         145,758
                           *Mosenergo, ADR, 144A                                     Russ.         4,500         171,000
                            National Grid Holdings PLC                                U.K.        30,000         103,389
                            Thames Water Group PLC                                    U.K.        12,755         139,216
                            VEBA AG                                                   Ger.         2,394         137,604
                                                                                                             -----------
                                                                                                                 966,232
------------------------------------------------------------------------------------------------------------------------
WHOLESALE & INTERNATIONAL
TRADE: 0.6%
                            Computer 2000 AG                                          Ger.           310          65,471
                                                                                                             -----------
TOTAL COMMON STOCKS
($8,074,850)                                                                                                   9,281,854
------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS: 2.1%
------------------------------------------------------------------------------------------------------------------------
                            Baumax AG, pfd.                                          Aust.         1,860          56,758
                            Fiat Spa, pfd.                                            Itl.        50,000          84,151
                            Krones AG Herman Kronseder Maschinen Fabrik, pfd.         Ger.           274         105,214
                                                                                                             -----------
TOTAL PREFERRED STOCKS
(cost $283,614)                                                                                                  246,123
------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL IN
                                                                                             LOCAL CURRENCY**
------------------------------------------------------------------------------------------------------------------------
BOND: 0.4% (cost $50,313)
------------------------------------------------------------------------------------------------------------------------
                            Government of Italy, 5.00%, 6/28/01                       Itl.        50,000          49,375
------------------------------------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS:
19.7% (cost $2,308,151)
------------------------------------------------------------------------------------------------------------------------
                            U.S. Treasury Bills, 4.93% to 5.23% with
                              maturities to 6/19/97                                   U.S.     2,321,000       2,308,111
------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS:
101.3% (cost $10,716,928)                                                                                     11,885,463
OTHER ASSETS, LESS
LIABILITIES: (1.3%)                                                                                             (157,016)
                                                                                                             -----------
TOTAL NET ASSETS: 100.0%                                                                                     $11,728,447
                                                                                                             ===========

 * NON-INCOME PRODUCING.
** CURRENCY OF COUNTRY INDICATED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GREATER EUROPEAN FUND
Financial Statements

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
March 31, 1997

Assets:
   Investments in securities, at value
      (identified cost $10,716,928)           $11,885,463
   Receivables:
      Fund shares sold                             25,187
      Dividends and interest                       37,570
      Other assets                                  2,095
   Unamortized organization costs                  41,081
                                              -----------
         Total assets                          11,991,396
                                              -----------
Liabilities:
   Payables:
      Investment securities purchased             155,425
      Fund shares redeemed                         10,726
   Funds advanced by custodian                     58,521
   Accrued expenses                                38,277
                                              -----------
         Total liabilities                        262,949
                                              -----------
Net assets, at value                          $11,728,447
                                              ===========
Net assets consist of:
   Undistributed net investment income        $    62,137
   Net unrealized appreciation                  1,168,535
   Accumulated net realized gain                  318,047
   Net capital paid in on shares of
      beneficial interest                      10,179,728
                                              -----------
Net assets, at value                          $11,728,447
                                              ===========
Class I
   Net asset value per share ($9,268,185
      divided by 750,484 shares
       outstanding)                           $     12.35
                                              ===========
   Maximum offering price ($12.35
      divided by 94.25%)                      $     13.10
                                              ===========
Class II
   Net asset value per share ($2,423,886
      divided by 197,611
      shares outstanding)                     $     12.27
                                              ===========
   Maximum offering price ($12.27
      divided by 99.00%)                      $     12.39
                                              ===========
Advisor Class
   Net asset value per share
      ($36,376 divided by 2,942
      shares outstanding)                     $     12.36
                                              ===========

STATEMENT OF OPERATIONS
for the year ended March 31, 1997

Investment income:
   (net of $21,842 foreign taxes
   withheld)
   Dividends                         $197,834
   Interest                            90,800
                                     --------
      Total income                              $  288,634
Expenses:
   Management fees (Note 3)            59,263
   Administrative fees (Note 3)        11,851
   Distribution fees (Note 3)
      Class I                          21,721
      Class II                         16,896
   Transfer agent fees (Note 3)        14,600
   Custodian fees                       5,700
   Reports to shareholders             15,500
   Audit fees                           9,700
   Legal fees                           1,770
   Registration and filing fees        45,500
   Trustees' fees and expenses          1,800
   Amortization of organization
     costs                             13,243
   Other                                1,186
                                     --------
      Total expenses                  218,730
   Less expenses reimbursed
      (Note 3)                        (61,738)
                                     --------
      Total expenses less
         reimbursement                             156,992
                                                ----------
         Net investment income                     131,642
Realized and unrealized gain:
   Net realized gain on:
      Investments                     486,959
      Foreign currency transactions     5,568
                                     --------
                                      492,527
   Net unrealized appreciation on
      investments                     940,661
                                     --------
      Net realized and unrealized
        gain                                     1,433,188
                                                ----------
Net increase in net assets
   resulting from operations                    $1,564,830
                                                ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GREATER EUROPEAN FUND
Financial Statements (cont.)

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                        MAY 8, 1995
                                                                                                       (COMMENCEMENT
                                                                                     YEAR ENDED      OF OPERATIONS) TO
                                                                                   MARCH 31, 1997     MARCH 31, 1996
                                                                                   --------------    ----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income                                                         $    131,642        $    42,720
      Net realized gain (loss) on investment and foreign currency transactions           492,527           (106,081)
      Net unrealized appreciation                                                        940,661            227,874
                                                                                     -----------         ----------
         Net increase in net assets resulting from operations                          1,564,830            164,513
Distributions to shareholders:
   From net investment income
      Class I                                                                            (68,343)                --
      Class II                                                                            (6,497)                --
   From net realized gain
      Class I                                                                            (84,294)                --
      Class II                                                                           (21,490)                --
Fund share transactions (Note 2)
      Class I                                                                          3,848,810          4,185,581
      Class II                                                                           722,889          1,388,181
      Advisor class                                                                       34,267                 --
                                                                                     -----------         ----------
            Net increase in net assets                                                 5,990,172          5,738,275
Net assets:
   Beginning of period                                                                 5,738,275                 --
                                                                                     -----------         ----------
   End of period                                                                    $ 11,728,447        $ 5,738,275
                                                                                     ===========         ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GREATER EUROPEAN FUND
Notes to Financial Statements

--------------------------------------------------------------------------------
1. SUMMARY OF ACCOUNTING POLICIES

Templeton Greater European Fund (the Fund) is a separate diversified series of Templeton Global Investment Trust (the Trust), a Delaware business trust, which is an open-end management investment company registered under the Investment Company Act of 1940. The Fund seeks to achieve long-term capital appreciation by investing primarily in equity securities of companies in Greater Europe (Western, Central and Eastern Europe and Russia). The following summarizes the Fund's significant accounting policies.

A. SECURITIES VALUATIONS:

Securities listed or traded on a recognized national or foreign exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by management and approved by the Board of Trustees.

B. FOREIGN CURRENCY TRANSACTIONS:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customarily enters into a foreign exchange contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

C. INCOME TAXES:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

D. UNAMORTIZED ORGANIZATION COSTS:

Organization costs are being amortized on a straight line basis over five years.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS, AND EXPENSES:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income on foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

TEMPLETON GREATER EUROPEAN FUND
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

F. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

Effective January 2, 1997, the Fund offers three classes of shares: Class I, Class II and Advisor Class shares. Prior to this date, only Class I and Class II shares were offered. Shares of each class are identical except for their initial sales load, a contingent deferred sales charge on Class II shares, distribution fees, and voting rights on matters affecting a single class. At March 31, 1997, there was an unlimited number of shares of beneficial interest authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                                                     CLASS I
                                                                   -------------------------------------------
                                                                                               FOR THE PERIOD
                                                                                                 MAY 8, 1995
                                                                                              (COMMENCEMENT OF
                                                                      YEAR ENDED             OPERATIONS) THROUGH
                                                                    MARCH 31, 1997             MARCH 31, 1996
                                                                 ---------------------       -------------------
                                                                 SHARES       AMOUNT        SHARES       AMOUNT
                                                                --------    ----------      -------    ----------
           Shares sold                                           467,229    $ 5,350,835     507,085    $5,118,526
           Shares issued on reinvestment of distributions         12,150        135,721          --            --
           Shares redeemed                                      (143,550)    (1,637,746)    (92,430)     (932,945)
                                                                --------    -----------     -------    ----------
           Net increase                                          335,829    $ 3,848,810     414,655    $4,185,581
                                                                ========    ===========     =======    ==========

                                                                                    CLASS II
                                                                   -------------------------------------------
                                                                                               FOR THE PERIOD
                                                                                                 MAY 8, 1995
                                                                                              (COMMENCEMENT OF
                                                                      YEAR ENDED             OPERATIONS) THROUGH
                                                                    MARCH 31, 1997             MARCH 31, 1996
                                                                 ---------------------       -------------------
                                                                 SHARES       AMOUNT        SHARES       AMOUNT
                                                                --------    ----------      -------    ----------
           Shares sold                                           151,862    $ 1,709,987     139,004    $1,392,136
           Share issued on reinvestment of distributions           2,448         27,356          --            --
           Shares redeemed                                       (95,315)    (1,014,454)       (388)       (3,955)
                                                                --------     ----------     --------   ----------
           Net increase                                           58,995    $   722,889     138,616    $1,388,181
                                                                ========     ==========     ========   ==========


TEMPLETON GREATER EUROPEAN FUND
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

                                                                        ADVISOR CLASS
                                                                       ---------------
                                                                        FOR THE PERIOD
                                                                       JANUARY 2, 1997
                                                                           THROUGH
                                                                        MARCH 31, 1997
                                                                       ---------------
                                                                       SHARES   AMOUNT
                                                                       ------   -------
           Shares sold                                                 2,942    $34,267
                                                                       -----    -------
           Net increase                                                2,942    $34,267
                                                                       =====    =======

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also directors or officers of Templeton Global Advisors Ltd. (TGAL), Franklin Templeton Services, Inc. (FTSI), Franklin Templeton Distributors, Inc. (FTD), and Franklin Templeton Investor Services, Inc. (FTIS), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays monthly an investment management fee to TGAL equal, on an annual basis, to 0.75% of the Fund's average daily net assets. The Fund pays FTSI monthly its allocated share of an administrative fee of 0.15% per annum of the first $200 million of the Trust's aggregate average daily net assets, 0.135% of the next $500 million, 0.10% of the next $500 million, and 0.075% per annum of average net assets in excess of $1.2 billion. TGAL and FTSI have voluntarily agreed to reduce their respective fees to the extent necessary to limit total expenses to an annual rate of 1.85%, 2.50% and 1.50% of average net assets of Class I, Class II and Advisor Class shares, respectively, through August 1, 1997. The amount of the reimbursement for the year ended March 31, 1997 is set forth in the Statement of Operations. For the year ended March 31, 1997, FTD paid net commissions of $15,811 from the sale of the Fund's shares and FTIS received fees of $14,600.

Under the distribution plans for Class I and Class II shares, the Fund reimburses FTD quarterly for FTD's costs and expenses in connection with any activity that is primarily intended to result in a sale of Fund shares, subject to a maximum of 0.35% and 1.00% per annum of the average daily net assets of Class I and Class II shares, respectively. Under the Class I distribution plan, costs and expenses exceeding the maximum may be reimbursed in subsequent periods. At March 31, 1997, unreimbursed expenses amounted to $143,613. Class II shares redeemed within 18 months are subject to a contingent deferred sales charge. Contingent deferred sales charges of $6,203 were paid to FTD for the year ended March 31, 1997.

An officer of the Fund is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received legal fees for the year ended March 31, 1997.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 1997 aggregated $5,910,853 and $1,731,390, respectively. The cost of securities for federal income tax purposes is the same as that shown in the Investment Portfolio. Realized gains and losses are reported on an identified cost basis.

At March 31, 1997, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

           Unrealized appreciation                                                                $1,461,039
           Unrealized depreciation                                                                  (292,504)
                                                                                                   ---------
           Net unrealized appreciation                                                            $1,168,535
                                                                                                   =========

TEMPLETON GREATER EUROPEAN FUND
Independent Auditor's Report

--------------------------------------------------------------------------------

The Board of Trustees and Shareholders
Templeton Greater European Fund

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Templeton Greater European Fund as of March 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets, and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton Greater European Fund, as of March 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                                    /s/ McGladrey & Pullen, LLP

New York, New York
April 25, 1997

                                     NOTES
                                    --------

                                     NOTES
                                    --------

FRANKLIN TEMPLETON GROUP OF FUNDS

LITERATURE REQUEST - Call 1-800/DIAL BEN (1-800/342-5236) today for a free descriptive brochure and prospectus on any of the funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.

GLOBAL GROWTH
Franklin Global Health Care Fund
Franklin Templeton Japan Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Global Infrastructure Fund
Templeton Global Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Franklin Templeton German Government Bond Fund
Franklin Templeton Global Currency Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and Income Fund

GLOBAL INCOME
Franklin Global Government Income Fund
Franklin Templeton Hard Currency Fund
Franklin Templeton High Income Currency Fund
Templeton Americas Government Securities Fund

GROWTH
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap Growth Fund
Mutual Discovery Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet Investment Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Shares Fund
Templeton American Trust, Inc.

FUND ALLOCATOR SERIES:
Franklin Templeton Conservative Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton Growth Target Fund

INCOME
Franklin Adjustable Rate Securities Fund
Franklin Adjustable U.S. Government Securities Fund
Franklin's AGE High Income Fund
Franklin Investment Grade Income Fund
Franklin Short-Intermediate U.S. Government Securities Fund
Franklin U.S. Government Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

FOR NON-U.S. INVESTORS:
Franklin Tax-Advantaged High Yield Securities Fund
Franklin Tax-Advantaged International Bond Fund
Franklin Tax-Advantaged U.S. Government Securities Fund

FOR CORPORATIONS:
Franklin Corporate Qualified Dividend Fund

FRANKLIN FUNDS SEEKING TAX-FREE INCOME
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC FUNDS SEEKING TAX-FREE INCOME
Alabama
Arizona*
Arkansas**
California*
Colorado
Connecticut
Florida*
Georgia
Hawaii**
Indiana
Kentucky
Louisiana
Maryland
Massachusetts***
Michigan*
Minnesota***
Missouri
New Jersey
New York*
North Carolina
Ohio***
Oregon
Pennsylvania
Tennessee**
Texas
Virginia
Washington**

VARIABLE ANNUITIES+
Franklin Valuemark(R)
Franklin Templeton Valuemark Income Plus (an immediate annuity)

*TWO OR MORE FUND OPTIONS AVAILABLE: LONG-TERM PORTFOLIO, INTERMEDIATE-TERM PORTFOLIO, A PORTFOLIO OF INSURED MUNICIPAL SECURITIES, AND/OR A HIGH YIELD PORTFOLIO (CA) AND A MONEY MARKET PORTFOLIO (CA AND NY).
**THE FUND MAY INVEST UP TO 100% OF ITS ASSETS IN BONDS THAT PAY INTEREST SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX.
***PORTFOLIO OF INSURED MUNICIPAL SECURITIES.
+FRANKLIN VALUEMARK AND FRANKLIN TEMPLETON VALUEMARK INCOME PLUS ARE ISSUED BY ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA OR BY ITS WHOLLY OWNED SUBSIDIARY, PREFERRED LIFE INSURANCE COMPANY OF NEW YORK, AND DISTRIBUTED BY NALAC FINANCIAL PLANS, LLC.
FGF 02/97

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Templeton Greater European Fund

Auditors
McGladrey & Pullen, LLP
555 Fifth Avenue
New York, New York 10017-2416

Principal Underwriter:

Franklin Templeton
Distributors, Inc.
700 Central Avenue
St. Petersburg,
Florida 33701-3628

Shareholder Services
1-800-632-2301

Fund Information
1-800-342-5236

This report must be preceded or accompanied by a current prospectus of the Templeton Greater European Fund, which contains more complete information, including charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the Investment Manager, which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

[RECYCLE LOGO]

TL419 A97 5/97

TEMPLETON
GREATER
EUROPEAN
FUND

ANNUAL REPORT
MARCH 31, 1997

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